Exhibit 10.1

NON-QUALIFIED STOCK OPTION AGREEMENT FOR DIRECTORS

Name of Optionee:	[__]

No. of Option Shares:	[__]

Option Exercise Price per Share:	$[__]

Grant Date:	[__]

Expiration Date:	Ten years after the Grant Date

OncBioMune Pharmaceuticals, Inc. (the “Company”) hereby grants to the Optionee named above an option (the “Stock Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of shares of Common Stock, par value $0.0001 per share (the “Stock”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein. This Stock Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.

1. Exercisability Schedule. No portion of this Stock Option may be exercised until such portion shall have become exercisable. Except as set forth below, and subject to the discretion of the Company’s Board of Directors (the “Board of Directors”) to accelerate the exercisability schedule hereunder, this Stock Option shall be exercisable with respect to the following number of Option Shares on the dated indicated so long as Optionee remains as a director of the Company on such date:

Number of Option Shares Exercisable	Exercisability Date

[__] ([__]%)	[__]

Once exercisable, this Stock Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date.

2. Manner of Exercise.

(a) The Optionee may exercise this Stock Option only in the following manner: from time to time on or prior to the Expiration Date of this Stock Option, the Optionee may give written notice to the Board of Directors of his or her election to purchase some or all of the Option Shares purchasable at the time of such notice by delivering to the Board of Directors a fully executed “Exercise Notice” as set forth in Exhibit A or by any other method approved by the Board of Directors. This notice shall specify the number of Option Shares to be purchased.

Stock Option Agr (Non-Qualified) (Board Form)

(b) Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Board of Directors; (ii) through the delivery (or attestation to the ownership) of shares of Stock that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Board of Directors; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Board of Directors shall prescribe as a condition of such payment procedure; (iv) by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above. Payment instruments will be received subject to collection.

(c) The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in any other agreement or provision of laws, and (iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Stock to be purchased pursuant to the exercise of Stock Options and any subsequent resale of the shares of Stock will be in compliance with applicable laws and regulations. In the event the Optionee chooses to pay the purchase price by previously-owned shares of Stock through the attestation method, the number of shares of Stock transferred to the Optionee upon the exercise of the Stock Option shall be net of the Stock attested to.

(d) The shares of Stock purchased upon exercise of this Stock Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Board of Directors with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof. The determination of the Board of Directors as to such compliance shall be final and binding on the Optionee. The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Stock subject to this Stock Option unless and until this Stock Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the shares to the Optionee, and the Optionee’s name shall have been entered as the stockholder of record on the books of the Company. Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such shares of Stock.

(e) The minimum number of shares with respect to which this Stock Option may be exercised at any one time shall be 100 shares, unless the number of shares with respect to which this Stock Option is being exercised is the total number of shares subject to exercise under this Stock Option at the time.

(f) Notwithstanding any other provision hereof, no portion of this Stock Option shall be exercisable after the Expiration Date hereof.

(g) Limitation on Exercise. The grant of this Option and the issuance of Stock upon exercise of this Option are subject to compliance with all applicable laws. This Option may not be exercised if the issuance of Stock upon exercise would constitute a violation of any applicable laws. In addition, this Option may not be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the “Securities Act”) is in effect at the time of exercise of this Option with respect to the Stock; or (ii) in the opinion of legal counsel to the Company, the Stock issuable upon exercise of this Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The Optionee is cautioned that unless the foregoing conditions are satisfied, the Optionee may not be able to exercise the Option when desired even though the Option is vested. As a further condition to the exercise of this Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company. Any shares of Stock that are issued will be “restricted securities” as that term is defined in Rule 144 under the Securities Act, and will bear an appropriate restrictive legend, unless they are registered under the Securities Act. The Company is under no obligation to register the Stock issuable upon exercise of this Option.

Stock Option Agr (Non-Qualified) (Board Form)

(h) Special Termination Period. If exercise of the Option on the last day of the Expiration Date is prevented by operation of Section 2(g), then this Option shall remain exercisable until 14 days after the first date that Section 2(g) no longer operates to prevent exercise of the Option.

3. Termination of Service. If the Optionee’s appointment as a director of the Company is terminated, the period within which to exercise the Stock Option may be subject to earlier termination as set forth below.

(a) Termination Due to Death. If the Optionee’s appointment as a director of the Company terminates by reason of the Optionee’s death, any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of death, may thereafter be exercised by the Optionee’s legal representative or legatee for a period of 12 months from the date of death or until the Expiration Date, if earlier.

(b) Termination Due to Disability. If the Optionee’s appointment as a director of the Company terminates by reason of the Optionee’s disability (as determined by the Board of Directors), any portion of this Stock Option outstanding on such date, to the extent exercisable on the date of such disability, may thereafter be exercised by the Optionee for a period of 12 months from the date of disability or until the Expiration Date, if earlier.

(c) Termination for Cause. If the Optionee’s appointment as a director of the Company terminates for Cause, any portion of this Stock Option outstanding on such date shall terminate immediately and be of no further force and effect. For purposes hereof, “Cause” shall mean, a determination by the Board of Directors that the Optionee shall be dismissed as a result of (i) the Optionee’s dishonest statements or acts with respect to the Company or any affiliate of the Company, or any of the Company’s current or prospective customers, suppliers vendors or other third parties with which such entity does business; (ii) the Optionee’s commission of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (iii) the Optionee’s failure to perform his assigned duties and responsibilities to the reasonable satisfaction of the Company which failure continues, in the reasonable judgment of the Company, after written notice given to the grantee by the Company; (iv) the Optionee’s gross negligence, willful misconduct or insubordination with respect to the Company or any affiliate of the Company; or (v) the Optionee’s material violation of any provision of any agreement(s) between the Optionee and the Company relating to noncompetition, nondisclosure and/or assignment of inventions.

(d) Other Termination. If the Optionee’s appointment as a director of the Company terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Board of Directors, any portion of this Stock Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of one year from the date of termination or until the Expiration Date, if earlier.

The Board of Directors’ determination of the reason for termination of the Optionee’s appointment as a director of the Company shall be conclusive and binding on the Optionee and his or her representatives or legatees.

Stock Option Agr (Non-Qualified) (Board Form)

4. Changes in Stock. Subject to Section 3(c) hereof, if, as a result of any reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar change in the Company’s capital stock, the outstanding shares of Stock are increased or decreased or are exchanged for a different number or kind of shares or other securities of the Company, or additional shares or new or different shares or other securities of the Company or other non-cash assets are distributed with respect to such shares of Stock or other securities, or, if, as a result of any merger or consolidation, sale of all or substantially all of the assets of the Company, the outstanding shares of Stock are converted into or exchanged for securities of the Company or any successor entity (or a parent or subsidiary thereof), the Company shall make an appropriate or proportionate adjustment in (i) the number of Option Shares, and (ii) the exercise price for each share subject to any then outstanding Option Shares, without changing the aggregate exercise price (i.e., the exercise price multiplied by the number of Stock Options and Stock Appreciation Rights) as to which such Option Shares remain exercisable. The adjustment by the Company shall be final, binding and conclusive. No fractional shares of Stock shall be issued under the Stock Option resulting from any such adjustment, but the Company in its discretion may make a cash payment in lieu of fractional shares.

5. Transferability. This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution. This Stock Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6. Lock-Up Agreement. In connection with any underwritten public offering of shares of the Stock made by the Company pursuant to a registration statement filed under the Securities Act, the Optionee shall not offer, sell, contract to sell,pledge, hypothecate, grant any option to purchase or make any short sale of, or otherwise dispose of any Stock (including but not limited to Stock subject to this Option) or any rights to acquire Stock of the Company for such period beginning on the date of filing of such registration statement with the Securities and Exchange Commission and ending at the time as may be established by the underwriters for such public offering; provided, however, that such period shall end not later than one hundred eighty (180) days from the effective date of such registration statement. The foregoing limitation shall not apply to shares registered for sale in such public offering.

7. Tax Withholding. The Optionee shall, not later than the date as of which the exercise of this Stock Option becomes a taxable event for Federal income tax purposes, pay to the Company or make arrangements satisfactory to the Board of Directors for payment of any Federal, state, and local taxes required by law to be withheld on account of such taxable event. The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from shares of Stock to be issued to the Optionee a number of shares of Stock with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

8. No Obligation to Continue Service. Neither the Company nor any Subsidiary is obligated by or as a result of this Agreement to continue the Optionee’s appointment as a director of the Company and this Agreement shall not interfere in any way with the right of the Company or any Subsidiary to terminate the Optionee’s appointment as a director of the Company at any time.

9. Integration. This Agreement constitutes the entire agreement between the parties with respect to this Stock Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10. Data Privacy Consent. In order to administer this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and certain agents thereof (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of this Agreement (the “Relevant Information”). By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate. The Grantee shall have access to, and the right to change, the Relevant Information. Relevant Information will only be used in accordance with applicable law.

Stock Option Agr (Non-Qualified) (Board Form)

11. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

OncBioMune Pharmaceuticals Inc.

By:
Title:

The foregoing Agreement is hereby accepted and the terms and conditions thereof hereby agreed to by the undersigned. Electronic acceptance of this Agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

Stock Option Agr (Non-Qualified) (Board Form)

EXHIBIT A

EXERCISE FORM

OncBioMune Pharmaceuticals Inc.

Ladies and Gentlemen:

I hereby exercise the Option granted to me effective as April 17, 2017, by OncBioMune Pharmaceuticals Inc. (the “Corporation”), subject to all the terms and provisions of the Non-Qualified Stock Option Agreement of OncBioMune Pharmaceuticals Inc. (the “Option”) , and notify you of my desire to purchase ______ non-qualified shares of Common Stock of the Corporation at a price of $_____ per share pursuant to the exercise of said Option.

Payment Amount: $___________________

Date:
Optionee Signature

Received by OncBioMune Pharmaceuticals Inc. on

Broker Information:

Firm Name

Contact Person

Broker Address

City, State, Zip Code	Phone Number

Broker Account Number

Electronic Transfer Number:

Stock Option Agr (Non-Qualified) (Board Form)